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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON DC  20549

                                FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                      Date of Report: August 9, 2000
                      ---------------------------------
                      (Date of earliest event reported)


                     Bion Environmental Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter




        Colorado                  0-19333                 84-1176672
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(State of Incorporation)    (Commission File No.)    (I.R.S. Employer
                                                     Identification No.)




         7921 Southpark Place, Suite 200, Littleton, Colorado 80120
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           (Address and Zip Code of Principal Executive Offices)


      Registrant's telephone number including area code: (303) 703-3637
                                                         --------------


              555 17th Street, Suite 3310, Denver, Colorado 80202
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                (Former address, if changed since last report)












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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 9, 2000 we dismissed Ehrhardt Keefe Steiner & Hottman, P.C. as our principal accountant. The decision to change accountants was approved by our Board of Directors.

     Neither of the reports of Ehrhardt Keefe Steiner & Hottman, P.C. on our financial statements for each of the past two fiscal years ended June 30, 1998 and 1999 contained an adverse opinion or disclaimer of opinion, nor was any such report modified as to uncertainty, audit scope or accounting principles. We do not believe that there were any disagreements with Ehrhardt Keefe Steiner & Hottman, P.C. on any matter of accounting scope or procedure during the subsequent interim period through August 9, 2000, which, if not resolved to Ehrhardt Keefe Steiner & Hottman, P.C.'s satisfaction, would have caused Ehrhardt Keefe Steiner & Hottman, P.C. to make reference to the subject matter of the disagreement(s) in connection with its reports.

     We have requested Ehrhardt Keefe Steiner & Hottman, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us, and, if not, stating the respects in which it does not agree. A letter from Ehrhardt Keefe Steiner & Hottman, P.C. is included as
Exhibit 16 to this report, stating its agreement with our statements in this report.

     We have engaged BDO Seidman LLP as our new independent accountants as of August 9, 2000. During the two most recent fiscal years and through June 30, 2000, we have not consulted with BDO Seidman LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or consulted with BDO Seidman LLP regarding the type of audit opinion that might be rendered on our financial statements (BDO Seidman LLP has not provided us with any reports or advice, either written or oral, that would be an important factor in reaching a decision as to an accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Listed below are the financial statement, pro forma financial information and exhibits, if any, filed as a part of this report.

      None.



     EXHIBITS:

      Exhibit
      Number     Description              Location
      -------    -----------              --------

       16        Accountants' Letter      Filed herewith electronically


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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BION ENVIRONMENTAL TECHNOLOGIES, INC.



Date: August 15, 2000         By:  /s/ Mark A. Smith
                                  ------------------------------
                                  Mark A. Smith, Secretary








































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